Exhibit 99.1
Libbey Inc.
Condensed Consolidating Statement of Operations
(dollars in thousands)
(unaudited)

	Three months ended June 30, 2006
	Libbey Inc.	Libbey Glass	Subsidiary	Non-Guarantor
	(Parent)	(Issuer)	Guarantors	Subsidiaries	Eliminations	Consolidated
Net sales	$—	$97,795	$28,735	$34,538	$(3,070)	$157,998
Freight billed to customers	—	159	391	376	—	926

Total revenues	—	97,954	29,126	34,914	(3,070)	158,924
Cost of sales	—	77,219	24,053	32,550	(3,070)	130,752

Gross profit	—	20,735	5,071	2,364	—	28,172
Selling, general, and administrative expenses	—	14,294	2,003	3,399	—	19,696
Special charges	—	—	—	12,587	—	12,587

Income (loss) from operations	—	6,441	3,068	(13,622)	—	(4,111)
Equity earnings (loss) — pretax	—	—	328	593	—	921
Other (expense) income	—	(331)	185	(761)	—	(907)

Earnings (loss) before interest and income taxes and minority interest	—	6,110	3,583	(13,790)	—	(4,097)
Interest expense	—	7,984	1	2,215	—	10,200

Earnings (loss) before income taxes and minority interest	—	(1,874)	3,582	(16,005)	—	(14,297)
Income taxes	—	(620)	1,182	(5,282)	—	(4,720)

Net income (loss) before minority interest	—	(1,254)	2,400	(10,723)	—	(9,577)
Minority interest and equity in net income (loss) of subsidiaries	(9,569)	(8,315)	—	8	17,884	8

Net income (loss)	$(9,569)	$(9,569)	$2,400	$(10,715)	$17,884	$(9,569)

The following represents the total special charges included in the above Statement of Operations (see note 6 in Form 10 Q for the quarter ended June 30, 2006 for further details):

Special charges included in:
Cost of sales		$—	$—	$2,543	$—	$2,543
Special charges		—	—	12,587	—	12,587
Interest expense		3,490	—	1,416	—	4,906

Total pretax special charges		$3,490	$—	$16,546	$—	$20,036

Special charges net of tax		$2,338	$—	$11,086	$—	$13,424

Libbey Inc.
Condensed Consolidating Statement of Operations
(dollars in thousands)
(unaudited)

	Three months ended June 30, 2005
	Libbey Inc.	Libbey Glass	Subsidiary	Non-Guarantor
	(Parent)	(Issuer)	Guarantors	Subsidiaries	Eliminations	Consolidated
Net sales	$—	$91,183	$29,405	$24,190	$(240)	$144,538
Freight billed to customers	—	159	307	15	—	481

Total revenues	—	91,342	29,712	24,205	(240)	145,019
Cost of sales	—	73,099	23,985	21,119	(240)	117,963

Gross profit	—	18,243	5,727	3,086	—	27,056
Selling, general, and administrative expenses	—	15,512	2,271	2,584	—	20,367
Special charges	—	3,510	687	—	—	4,197

Income (loss) from operations	—	(779)	2,769	502	—	2,492
Equity earnings (loss) — pretax	—	—	271	(1,023)	—	(752)
Other (expense) income	—	433	(31)	29	—	431

Earnings (loss) before interest and income taxes and minority interest	—	(346)	3,009	(492)	—	2,171
Interest expense	—	2,410	—	1,054	—	3,464

Earnings (loss) before income taxes and minority interest	—	(2,756)	3,009	(1,546)	—	(1,293)
Income taxes	—	(910)	993	(510)	—	(427)

Net income (loss) before minority interest	—	(1,846)	2,016	(1,036)	—	(866)
Minority interest and equity in net income (loss) of subsidiaries	(870)	976	—	(4)	(106)	(4)

Net income (loss)	$(870)	$(870)	$2,016	$(1,040)	$(106)	$(870)

The following represents the total special charges included in the above Statement of Operations (see note 6 in Form 10 Q for the quarter ended June 30, 2006 for further details):

Special charges included in:
Cost of sales		$867	$—	$—	$—	$867
Selling, general and administrative expenses		1,347	—	—	—	1,347
Special charges		3,510	687	—	—	4,197

Total pretax special charges		$5,724	$687	$—	$—	$6,411

Special charges net of tax		$3,835	$460	$—	$—	$4,295

Libbey Inc.
Condensed Consolidating Statement of Operations
(dollars in thousands)
(unaudited)

	Six months ended June 30, 2006
	Libbey Inc.	Libbey Glass	Subsidiary	Non-Guarantor
	(Parent)	(Issuer)	Guarantors	Subsidiaries	Eliminations	Consolidated
Net sales	$—	$182,430	$55,559	$58,134	$(3,259)	$292,864
Freight billed to customers	—	308	691	384		1,383

Total revenues	—	182,738	56,250	58,518	(3,259)	294,247
Cost of sales	—	148,062	48,576	50,620	(3,329)	243,929

Gross profit	—	34,676	7,674	7,898	70	50,318
Selling, general, and administrative expenses	—	29,007	3,442	6,333	—	38,782
Special charges	—	—	—	12,587	—	12,587

Income (loss) from operations	—	5,669	4,232	(11,022)	70	(1,051)
Equity earnings (loss) — pretax	—	—	612	1,374	—	1,986
Other (expense) income	—	247	58	(816)	—	(511)

Earnings (loss) before interest and income taxes and minority interest	—	5,916	4,902	(10,464)	70	424
Interest expense	—	10,343	2	3,464	—	13,809

Earnings (loss) before income taxes and minority interest	—	(4,427)	4,900	(13,928)	70	(13,385)
Income taxes	—	(1,463)	1,617	(4,596)	23	(4,419)

Net income (loss) before minority interest	—	(2,964)	3,283	(9,332)	47	(8,966)
Minority interest and equity in net income (loss) of subsidiaries	(9,054)	(6,090)	—	(88)	15,144	(88)

Net income (loss)	$(9,054)	$(9,054)	$3,283	$(9,420)	$15,191	$(9,054)

The following represents the total special charges included in the above Statement of Operations (see note 6 in Form 10 Q for the quarter ended June 30, 2006 for further details):

Special charges included in:
Cost of sales		$—	$—	$2,543	$—	$2,543
Special charges		—	—	12,587	—	12,587
Interest expense		3,490	—	1,416	—	4,906

Total pretax special charges		$3,490	$—	$16,546	$—	$20,036

Special charges net of tax		$2,338	$—	$11,086	$—	$13,424

Libbey Inc.
Condensed Consolidating Statement of Operations
(dollars in thousands)
(unaudited)

	Six months ended June 30, 2005
	Libbey Inc.	Libbey Glass	Subsidiary	Non-Guarantor
	(Parent)	(Issuer)	Guarantors	Subsidiaries	Eliminations	Consolidated
Net sales	$—	$172,083	$55,645	$47,079	$(485)	$274,322
Freight billed to customers	—	290	666	22		978

Total revenues	—	172,373	56,311	47,101	(485)	275,300
Cost of sales	—	141,768	44,351	41,592	(506)	227,205

Gross profit	—	30,605	11,960	5,509	21	48,095
Selling, general, and administrative expenses	—	28,720	4,514	5,087	—	38,321
Special charges	—	6,507	687	—	—	7,194

Income (loss) from operations	—	(4,622)	6,759	422	21	2,580
Equity earnings (loss) — pretax	—	—	368	(566)	—	(198)
Other (expense) income	—	699	(47)	80	—	732

Earnings (loss) before interest and income taxes and minority interest	—	(3,923)	7,080	(64)	21	3,114
Interest expense	—	4,749	—	2,093	—	6,842

Earnings (loss) before income taxes and minority interest	—	(8,672)	7,080	(2,157)	21	(3,728)
Income taxes	—	(2,862)	2,336	(712)	8	(1,230)

Net income (loss) before minority interest	—	(5,810)	4,744	(1,445)	13	(2,498)
Minority interest and equity in net income (loss) of subsidiaries	(2,519)	3,291	—	(21)	(772)	(21)

Net income (loss)	$(2,519)	$(2,519)	$4,744	$(1,466)	$(759)	$(2,519)

The following represents the total special charges included in the above Statement of Operations (see note 6 in Form 10 Q for the quarter ended June 30, 2006 for further details):

Special charges included in:
Cost of sales		$867	$—	$—	$—	$867
Selling, general and administrative expenses		1,347	—	—	—	1,347
Special charges		6,507	687	—	—	7,194

Total pretax special charges		$8,721	$687	$—	$—	$9,408

Special charges net of tax		$5,843	$460	$—	$—	$6,303

Libbey Inc.
Condensed Consolidating Balance Sheet
(dollars in thousands)
(unaudited)

	June 30, 2006
	Libbey Inc.	Libbey Glass	Subsidiary	Non-Guarantor
	(Parent)	(Issuer)	Guarantor	Subsidiaries	Eliminations	Consolidated
Cash	$—	$6,269	$336	$20,056	$—	$26,661
Accounts receivable — net	—	45,178	10,453	56,564	—	112,195
Inventories — net	—	56,342	32,975	72,510	—	161,827
Other current assets	—	11,731	1,130	(3,815)	—	9,046

Total current assets	—	119,520	44,894	145,315	—	309,729

Investments in and advances to subsidiaries	108,345	332,315	281,841	24,201	(746,702)	—
Goodwill and purchased intangible assets — net	—	27,186	16,168	157,270	—	200,624
Property, plant and equipment — net	—	122,553	21,582	151,018	—	295,153
Other non-current assets	—	41,181	2,974	6,604	—	50,759

Total assets	$108,345	$642,755	$367,459	$484,408	$(746,702)	$856,265

Accounts payable	$—	$19,115	$2,841	$37,491	$—	$59,447
Accrued liabilities	—	36,724	16,169	25,427	—	78,320
Notes payable and long-term debt due within one year	—	115	—	2,256	—	2,371

Total current liabilities	—	55,954	19,010	65,174	—	140,138

Long-term debt		400,823	—	61,951	—	462,774
Other long-term liabilities and minority interest	—	102,739	6,307	35,962	—	145,008

Total liabilities	—	559,516	25,317	163,087	—	747,920

Total shareholders’ equity	108,345	83,239	342,142	321,321	(746,702)	108,345

Total liabilities and shareholders’ equity	$108,345	$642,755	$367,459	$484,408	$(746,702)	$856,265

Libbey Inc.
Condensed Consolidating Balance Sheet
dollars in thousands

	December 31, 2005
	Libbey Inc.	Libbey Glass	Guarantor	Non-Guarantor
	(Parent)	(Issuer)	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Cash	$—	$2,817	$300	$125	$—	$3,242
Accounts receivable — net	—	50,358	10,145	18,539	—	79,042
Inventories — net	—	57,420	39,715	25,437	—	122,572
Other current assets	—	13,806	3,767	1,484	—	19,057

Total current assets	—	124,401	53,927	45,585	—	223,913

Investments in and advances to subsidiaries	119,605	119,644	50,989	39,219	(252,800)	76,657
Goodwill and purchased intangible assets — net	—	27,540	16,195	17,868	—	61,603
Property, plant and equipment — net	—	108,711	22,963	68,454	—	200,128
Other non-current assets	—	33,772	203	(492)	—	33,483

Total assets	$119,605	$414,068	$144,277	$170,634	$(252,800)	$595,784

Accounts payable	$—	$26,329	$4,442	$16,249	$—	$47,020
Accrued liabilities	—	44,327	9,452	8,365	—	62,144
Notes payable and long-tern debt due within one year	—	115	—	12,185	—	12,300

Total current liabilities	—	70,771	13,894	36,799	—	121,464

Long-term debt	—	159,550	—	89,829	—	249,379
Other long-term liabilities and minority interest	—	97,781	6,470	1,085	—	105,336

Total liabilities	—	328,102	20,364	127,713	—	476,179

Total shareholders’ equity	119,605	85,966	123,913	42,921	(252,800)	119,605

Total liabilities and shareholders’ equity	$119,605	$414,068	$144,277	$170,634	$(252,800)	$595,784

Libbey Inc.
Condensed Consolidating Statement of Cash Flows
dollars in thousands

	Three months ended June 30, 2006
	Libbey Inc.	Libbey Glass	Guarantor	Non-Guarantor
	(Parent)	(Issuer)	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net Income (loss)	$(9,569)	$(9,569)	$2,400	$(10,715)	$17,884	$(9,569)
Depreciation and amortization	—	4,585	828	2,793	—	8,206
Other operating activities	9,569	24,786	(5,553)	6,022	(17,884)	16,940

Net cash provided by (used in) operating activities	—	19,802	(2,325)	(1,900)	—	15,577
Additions to property, plant & equipment	—	(8,390)	(202)	(4,225)	—	(12,817)
Other investing activities	—	(221,359)	(421)	144,209	—	(77,571)

Net cash provided by (used in) investing activities	—	(229,749)	(623)	139,984	—	(90,388)
Net borrowings	—	231,998	—	(122,620)	—	109,378
Other financing activities	—	(17,548)	2,999	36	—	(14,513)

Net cash provided by (used in) financing activities	—	214,450	2,999	(122,584)	—	94,865
Exchange effect on cash	—	—	—	105	—	105

Increase (decrease) in cash	—	4,503	51	15,605	—	20,159
Cash at beginning of period	—	1,766	285	4,451	—	6,502

Cash at end of period	$—	$6,269	$336	$20,056	$—	$26,661

Libbey Inc.
Condensed Consolidating Statement of Cash Flows
dollars in thousands

	Three months ended June 30, 2005
	Libbey Inc.	Libbey Glass	Guarantor	Non-Guarantor
	(Parent)	(Issuer)	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net Income (loss)	$(870)	$(870)	$2,016	$(1,040)	$(106)	$(870)
Depreciation and amortization	—	4,494	1,313	2,259	—	8,066
Other operating activities	870	18,187	(2,884)	(833)	106	15,446

Net cash provided by (used in) operating activities	—	21,811	445	386	—	22,642
Additions to property, plant & equipment	—	(7,270)	(512)	(927)	—	(8,709)
Other investing activities	—	1,071	—	(1,113)	—	(42)

Net cash provided by (used in) investing activities	—	(6,199)	(512)	(2,040)	—	(8,751)
Net borrowings	—	(13,798)	—	1,613	—	(12,185)
Other financing activities	—	(1,401)	—	40	—	(1,361)

Net cash provided by (used in) financing activities	—	(15,199)	—	1,653	—	(13,546)
Exchange effect on cash	—	—	—	—	—	—

Increase (decrease) in cash	—	413	(67)	(1)	—	345
Cash at beginning of period	—	1,862	293	40	—	2,195

Cash at end of period	$—	$2,275	$226	$39	$—	$2,540

Libbey Inc.
Condensed Consolidating Statement of Cash Flows
dollars in thousands

	Six months ended June 30, 2006
	Libbey Inc.	Libbey Glass	Guarantor	Non-Guarantor
	(Parent)	(Issuer)	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net Income (loss)	$(9,054)	$(9,054)	$3,283	$(9,420)	$15,191	$(9,054)
Depreciation and amortization	—	9,334	1,729	5,478	—	16,541
Other operating activities	9,054	25,218	(7,568)	1,375	(15,191)	12,888

Net cash provided by (used in) operating activities	—	25,498	(2,556)	(2,567)	—	20,375
Additions to property, plant & equipment	—	(22,859)	(277)	(11,120)	—	(34,256)
Other investing activities	—	(225,483)	1,797	146,115	—	(77,571)

Net cash provided by (used in) investing activities	—	(248,342)	1,520	134,995	—	(111,827)
Net borrowings	—	242,268	—	(112,638)	—	129,630
Other financing activities	—	(15,972)	1,072	36	—	(14,864)

Net cash provided by (used in) financing activities	—	226,296	1,072	(112,602)	—	114,766
Exchange effect on cash	—	—	—	105	—	105

Increase (decrease) in cash	—	3,452	36	19,931	—	23,419
Cash at beginning of period	—	2,817	300	125	—	3,242

Cash at end of period	$—	$6,269	$336	$20,056	$—	$26,661

Libbey Inc.
Condensed Consolidating Statement of Cash Flows
dollars in thousands

	Six months ended June 30, 2005
	Libbey Inc.	Libbey Glass	Guarantor	Non-Guarantor
	(Parent)	(Issuer)	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Net Income (loss)	$(2,519)	$(2,519)	$4,744	$(1,466)	$(759)	$(2,519)
Depreciation and amortization	—	9,295	2,502	4,654	—	16,451
Other operating activities	2,519	5,268	(780)	(10,207)	759	(2,441)

Net cash provided by (used in) operating activities	—	12,044	6,466	(7,019)	—	11,491
Additions to property, plant & equipment	—	(13,946)	(700)	(4,468)	—	(19,114)
Other investing activities	—	(754)	754	(28,990)	—	(28,990)

Net cash provided by (used in) investing activities	—	(14,700)	54	(33,458)	—	(48,104)
Net borrowings	—	(4,871)	—	40,464	—	35,593
Other financing activities	—	4,068	(6,752)	—	—	(2,684)

Net cash provided by (used in) financing activities	—	(803)	(6,752)	40,464	—	32,909
Exchange effect on cash	—	—	—	—	—	—

Increase (decrease) in cash	—	(3,459)	(232)	(13)	—	(3,704)
Cash at beginning of period	—	5,734	458	52	—	6,244

Cash at end of period	$—	$2,275	$226	$39	$—	$2,540